03943

NUMBER

N

THIS CERTIFICATE IS TRANSFERABLE IN JERSEY CITY, NJ, NEW YORK, NY AND PITTSBURGH, PA

NORDIC AMERICAN TANKERS LIMITED

INCORPORATED UNDER THE LAWS OF BERMUDA UNDER THE COMPANIES ACT, 1981

COMMON SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G65773 10 6

ISN BMG657731060

THIS CERTIFIES THAT

SPECIMEN

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON SHARES OF

NORDIC AMERICAN TANKERS LIMITED

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Memorandum of Association and Bye-Laws of the Company and all amendments thereof to all of which the holder by acceptance hereof assents and shall be transferable in accordance therewith.

This certificate is not valid unless countersigned and registered by the Registrar and Transfer Agent.

Given under the Common Seal of the Company on the day of

Dated:

NORDIC AMERICAN TANKERS LIMITED BERMUDA

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED: MELLON INVESTOR SERVICES, LLC TRANSFER AGENT AND REGISTRAR

AUTHORIZED OFFICER

FOR VALUE RECEIVED ______________________________
(fill in amount for purposes of stamp duty)

____
(name in full of Transferor)

hereby sell, assign and transfer unto ______________________________
(name in full of Transferee)

____

____

____
(address)

______________________________ Common Shares

represented by the within Certificate.

Dated ______________________________

In the presence of:

____

____
(2 witnesses sign here)

____
(Transferor)

In the presence of:

____

____
(2 witnesses sign here)

____
(Transferee)

Signature(s) Guaranteed:

____

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.